UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 26, 2026, the Board of Directors (the “Board”) of the Federal Home Loan Bank of New York (the “FHLBNY”) approved the appointment of Adam S. Goldstein, age 52, as President and Chief Executive Officer (“CEO”) of FHLBNY, effective November 9, 2026 (the “Start Date”). Mr. Goldstein verbally accepted the appointment on November 4, 2026. Mr. Goldstein, who has served as Senior Vice President and Chief Business Officer of the FHLBNY since 2015, will succeed Jonathan West, who has served as Interim President and CEO since October 20, 2026, and who will return to his role as Chief of Staff/Senior Advisor as of the Start Date.

In connection with the appointment, the FHLBNY and Mr. Goldstein entered into an offer letter dated  November 5, 2026 (the “Offer Letter”). Under the Offer Letter, Mr. Goldstein will receive an annual base salary of $875,000 and fringe benefits commensurate with his role as President and CEO. Mr. Goldstein will also continue to be a participant in FHLBNY's 2026 Incentive Compensation Plan and the FHLBNY Non-qualified Deferred Compensation Plan, in accordance with the terms of the respective plans.  In addition, Mr. Goldstein will remain eligible to participate in the FHLBNY's Amended and Restated Severance Pay Plan and participate in the employee benefit arrangements he participated in as of the date of the Offer Letter.  Mr. Goldstein will also continue to be party to his Executive Change in Control Agreement with the FHLBNY. The 2026 Incentive Compensation Plan was filed as Exhibit 10.05 to the FHLBNY's Current Report on Form 8-K filed on March 5, 2026, and the Amended and Restated Severance Pay Plan, the Non-qualified Deferred Compensation Plan, and the form of Executive Change in Control Agreement were filed as Exhibits 10.07, 10.08. and 10.11, respectively, to the FHLBNY's Annual Report on Form 10-K for the year ended December 31, 2025.    Each is incorporated herein by reference.

Mr. Goldstein has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Goldstein and any of the FHLBNY’s directors or executive officers, and there are no arrangements or understandings between Mr. Goldstein and any other person pursuant to which Mr. Goldstein was selected as President and CEO.

Item 7.01 Regulation FD Disclosure

On November 6, 2026, the FHLBNY issued a news release announcing Mr. Goldstein’s appointment as President and Chief Executive Officer. A copy of the news release is furnished with this report as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	News Release dated November 6, 2026, issued by the FHLBNY.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: November 6, 2026	By:	/s/ Brinda Bhattacharjee
Name: Brinda Bhattacharjee
Title: Senior Vice President and Chief Financial Officer

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